POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.


                            S/ HOWARD G. BUFFETT
                            ____________________________________
                            Howard G. Buffett, Director
                            Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JOHN L. CLENDENIN
                            ____________________________________
                             John L. Clendenin, Director
                             Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JOHNETTA B. COLE
                           ____________________________________
                            Johnnetta B. Cole, Director
                            Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ J. TREVOR EYTON
                       ____________________________________
                       J. Trevor Eyton, Director
                       Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JOSEPH R. GLADDEN, JR.
                          ____________________________________
                          Joseph R. Gladden, Jr., Director
                          Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ CLAUS M. HALLE
                          ____________________________________
                          Claus M. Halle, Director
                          Coca-Cola Enterprises Inc.

                       POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ L. PHILLIP HUMANN
                           ____________________________________
                           L. Phillip Humann, Director
                           Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JOHN E. JACOB
                        ____________________________________
                        John E. Jacob, Director
                        Coca-Cola Enterprises Inc.

                      POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                                S/ ROBERT A. KELLER
                            ____________________________________
                            Robert A. Keller, Director
                            Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ JEAN-CLAUDE KILLY
                         ____________________________________
                         Jean-Claude Killy, Director
                         Coca-Cola Enterprises Inc.

                         POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I, S. L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Enterprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.

                              S/ S. L. PROBASCO, JR.
                             ____________________________________
                             S.L. Probasco, Jr., Director
                             Coca-Cola Enterprises Inc.

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf an amendment to the registration statement on Form S-8 filed in connection with the Reglement Du Plan D'Epargne De La Societe Entreprise S.A., and causing such amendment to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of July, 1998.


                         S/ SUMMERFIELD K.JOHNSTON, JR.
                        _______________________________________
                        Summerfield K. Johnston, Jr., Director
                        Coca-Cola Enterprises Inc.